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                                                                   EXHIBIT 10.10


                               SECOND AMENDMENT

                                      TO

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Second Amendment (this "Amendment") dated as of November 28, 1997 to
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the Amended and Restated Revolving Credit Agreement dated as of December 28,
1995, as amended by Amendment Agreement dated as of July 25, 1997 (as so amended, the "Credit Agreement"), is by and between GENERAL SCANNING INC. (the
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"Company") and BANKBOSTON, N.A. (formerly known as The First National Bank of
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Boston) (the "Bank"). Capitalized terms used herein but not otherwise defined
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shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Company has entered into the Credit Agreement with the Bank providing for a $10,000,000 revolving credit facility, on the terms and conditions set forth in the Credit Agreement; and

     WHEREAS, the Company has requested, and the Bank has agreed pursuant to the terms hereof, to make certain amendments and modifications to the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Bank hereby agree as follows:

I.   AMENDMENTS TO AGREEMENT.

     (a) The definition of "Commitment Amount" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Commitment Amount. "Twenty Million Dollars ($20,000,000.00) in the
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     aggregate, or such lesser amount resulting from a reduction thereof in accordance with Section 2.8 of this Agreement."

     (b) The definition of "Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Termination Date. December 31, 1999, or such earlier date on which
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     the Bank's Commitment to make Loans is terminated or the Commitment Amount is reduced to zero in accordance with the terms hereof."

     (c) Section 2.4(a) of the Credit Agreement is hereby amended by deleting the percentage "one and one half percent (1.5%)" contained therein and substituting therefor the percentage "one and one quarter percent (1.25%)".

     (d)  Exhibit 1.1(a) to the Credit Agreement is hereby amended and restated
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in its entirety in the form attached hereto as Exhibit 1.1(a).
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II.  REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this
Amendment, the Company represents and warrants that:

     (a)  Loan Documents Authorized. The execution and delivery of this
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Amendment and the performance of the Loan Documents as amended hereby have been duly authorized and do not require the consent, approval or authorization of or filing or registration with any governmental body or regulatory authority; and this Amendment and the Loan Documents as amended hereby are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     (b)  No Conflict.  The execution and delivery of this Amendment and the
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performance of the Loan Documents as amended hereby will not constitute a material breach or default under any agreement, indenture, undertaking, or other instrument to which the Company is a party or by which it or any of its property may be bound or affected and will not contravene or conflict in any material way with any law, regulation applicable to the Company or any writ, judgment, decree or order of any court or governmental body or regulatory agency applicable to the Company or any term or provision of its articles of incorporation or bylaws; and, other than in favor of the Bank, such execution, delivery, and performance will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge, or encumbrance on, or security interest in, any of its property pursuant to the provisions of any of the foregoing.

III. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that:

          (a) the Bank and the Company shall each have received, in form and substance satisfactory to it, an executed copy of this Amendment;


          (b) the Bank shall have received, in form and substance satisfactory to it, a Note in the form of Exhibit 1.1(a) hereto;
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          (c)  the Bank shall have received a certificate of the Secretary or other like officer of the Company containing copies of the Resolutions of the Board of Directors and/or stockholders of the Company, as appropriate, authorizing the execution and delivery of this Amendment and performance of the Loan Documents as amended hereby, and the transactions contemplated herein and therein, and identifying the officers of the Company authorized to execute and deliver such documents on behalf of the Company and to make requests for Loans under the Loan Documents, which certificate shall be dated and delivered on the date of this Amendment substantially in the form of Exhibit 3.1(ii) to the Credit Agreement (with such changes as may be appropriate to reflect the transactions contemplated herein);

          (d) the representations and warranties contained in Section 6 of the Credit Agreement shall be true and correct as of the date hereof as though made on and as of the date hereof, except that the references to the financial statements contained
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     in Section 4.6 shall be deemed to refer to the most recent financial statements delivered pursuant to Section 5.8(i) and (ii); and

          (e) No Event of Default or event or condition that would, with the lapse of time or the giving of notice, would become such an Event of Default, shall have occurred and is continuing.

IV.  MISCELLANEOUS.

     (a) Other than as amended hereby, all terms and provisions of the Credit Agreement and related documents are ratified and affirmed as of the date hereof.

     (b) Upon receipt of a fully executed copy of this Amendment by the Bank, this Amendment shall be deemed to be an instrument executed under seal to be governed by the laws of The Commonwealth of Massachusetts effective as of the date hereof.

     (c) On and after the date hereof, each reference in the Line of Credit Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Agreement as amended hereby.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of November 28, 1997.



                                        BANKBOSTON, NA.
                                        (formerly known as
                                        THE FIRST NATIONAL BANK OF BOSTON)


                                        By: /s/ David M. Crane
                                           ---------------------------
                                           Name: David M. Crane
                                           Its:  Director
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                                        GENERAL SCANNING INC.


                                        By: /s/ Victor H. Woolley
                                           ---------------------------
                                           Name: Victor H. Woolley
                                           Its:  Vice  President
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